[Continental Resources, Inc. Letterhead]

May 1, 2007

Mr. H. Roger Schwall

Assistant Director

Securities and Exchange Commission

Division of Corporation Finance

100 F. Street NE, Mail Stop 7010

Washington, D.C. 20549-7010

Attention: Ms. Mellissa Duru

Re:	Continental Resources, Inc.
Amendment No. 6 to the Registration Statement on Form S-1
Filed on April 18, 2007 (File No. 333-132257)

Dear Mr. Schwall:

Continental Resources, Inc. (the “Company”) is filing today, via EDGAR, Amendment No. 7 (“Amendment No. 7”) to the above-referenced registration statement on Form S-1 (the “Registration Statement”).

Set forth below are the Company’s responses to the comments and requests for additional information contained in the letter from the staff of the Division of Corporation Finance (the “Staff”) of the Securities and Exchange Commission (the “Commission”) dated April 27, 2007. For your convenience, the exact text of the comments provided by the Staff have been included in bold face type preceding each response in the order presented in the comment letter. Unless the context otherwise requires, all references to page numbers in the responses to the Staff’s comments correspond to the pages in Amendment No. 7 that the Company is filing today via EDGAR.

In addition to the responses set forth below, the Company respectfully advises the Staff that the Company has printed preliminary prospectuses with respect to the offering and has commenced marketing the shares. The Company acknowledges that the Staff may have further comments with respect to the Registration Statement and agrees to work with the Staff to make additional changes to the Registration Statement as the Staff may require prior to declaring the Registration Statement effective. The Company and the underwriters expect to price the initial public offering on or about May 10, 2007 and undertake to file formal requests for acceleration of effectiveness of the Registration Statement at least two business days prior to such date.

General

1.	We note your revisions in response to prior comment 11 and partially reissue the comment. Revise to explain the reasons for the discrepancies in the amount and type of compensation paid to the named executives. Additionally, although you have explained the basis for the waiver of the 2006 conditions to awarding bonuses based on reference to EBIDA, you have not provided disclosure regarding whether you anticipate frequent or infrequent waivers of the criteria.

Mr. H. Roger Schwall

May 1, 2007

Response: We have revised our disclosure as requested. Please see pages 72 and 73.

2.	Please ensure that you make analogous changes to all affected disclosure. Please note our subsequent comment 4 and make any corresponding revisions, if needed, throughout the prospectus. In this regard, we refer you to prior comments 4 and 15 of our letter dated April 14, 2006.

Response: We acknowledge the Staff’s comment and have revised our disclosure as requested to make analogous changes to all affected disclosure, including in response to subsequent comment 4 and in response to prior comments 4 and 15 from the Staff’s letter dated April 13, 2007. Please see our response to comment 4 below and see pages 21 and 22.

Use of Proceeds, page 23

3.	We note your new disclosure indicating that you are selling 8,850,000 shares of common stock in this offering and that you “expect to use the net proceeds of this offering to repay a portion of the borrowings outstanding under our credit facility incurred in connection with recent capital expenditures and cash dividends to our current shareholders.” Refer to SAB Topic IB.3, which indicates that “when the dividends are to be paid from the proceeds of the offering, the staff believes it is appropriate to include pro forma per share data (for the latest year and interim period only) giving effect to the number of shares whose proceeds were to be used to pay the dividend.” Please expand your pro forma per share data as appropriate.

Response: We have revised our 2006 pro forma earnings per share presentation as requested to give effect to the number of shares to be issued in the offering whose net proceeds would be sufficient to pay the $52.1 million of cash dividends declared in 2007 (approximately 3.3 million shares). Please see pages 7 and 8 (“Summary Historical and Pro Forma Consolidated Financial Data”), pages 27 and 29 (“Selected Historical and Pro Forma Consolidated Financial Information”) and pages F-4 and F-12 (“Historical Consolidated Financial Statements”).

Financial Statements

9. Stock Compensation, page F-18

4.	We have considered your response to prior comment number 22 and given further consideration to your response to prior comment number 7 in your letter dated May 12, 2006. Based on our review of those responses, it remains unclear how the formula value of the shares granted pursuant to your equity compensation plans represent fair value as contemplated by the guidance in FAS 123R. In this regard, it appears to us that the formula value you deem to represent fair value is more akin to the redemption value the holder of the option could receive while not taking into account the time value of the option. Moreover, it remains unclear why you must record an adjustment to recognize a charge to earnings as the difference between the calculated value of these options and the mid-point of your IPO price, totaling $I7.4 million, when you believe that you have reported your stock option grants in accordance with the fair value methodology prescribed by FAS 123R. As such, it is still unclear to us how you have properly applied the guidance in paragraph 37 of FAS 123R to measure a liability award under a share-based payment arrangement based on the award’s fair value. In this regard, it is unclear how the calculated value takes into account all pertinent factors in a fair value methodology including expected volatility, as contemplated by paragraph 16 of FAS 123R. Please contact us at your earliest convenience to further discuss your accounting methodology for your stock based compensation plans.

Mr. H. Roger Schwall

May 1, 2007

Response: We acknowledge the Staff’s comment and further discussed our accounting methodology for our stock based compensation plans with Ms. Jill Davis, Accounting Branch Chief, and Ms. Jennifer Goeken, Staff Accountant, on April 27, 2007 and again on April 30, 2007. In connection with the Staff’s comment and as a result of our discussions with Ms. Davis and Ms. Goeken, we have revised our disclosure in Amendment No. 7 to reflect that we have valued our outstanding stock options using the fair value methodology prescribed in SFAS 123R, and we have removed all references to our formula based valuation methodology. Please see pages 9, 25, 29, 43, 44, 47, F-14, F-20 and F-21.

In addition, per the request of Ms. Davis and Ms. Goeken, we have revised our disclosure to present a separate analysis of the charge to earnings we expect to recognize upon closing of the initial public offering with respect to our outstanding restricted stock and with respect to our outstanding options to purchase common stock. For the reasons set forth in the supplemental letters submitted on April 30, 2007 to Ms. Davis and Ms. Goeken, we expect to recognize a charge to earnings of approximately $19.2 million upon the closing of the initial public offering. As reflected in the revised disclosure in Amendment No. 7, $3.7 million of the expected charge is associated with restricted stock, and $15.5 million is associated with stock options. Please see pages 9, 25, 29, 43, 44, 47, F-14, F-20 and F-21.

* * * * *

Please direct any questions that you have with respect to the foregoing or with respect to Amendment No. 7 to the undersigned at (580) 249-4538 or to David P. Oelman at (713) 758-3708. We appreciate your prompt attention to these matters.

Regards,

/s/ Mark E. Monroe

Mark E. Monroe

President and Chief Operating Officer